UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 25, 2022

CALIFORNIA WATER SERVICE GROUP

(Exact name of Registrant as Specified in its Charter)

Delaware (State or other jurisdiction of incorporation)	1-13883 (Commission file number)	77-0448994 (I.R.S. Employer Identification Number)

1720 North First Street San Jose, California (Address of principal executive offices)	95112 (Zip Code)

(408) 367-8200

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, par value $0.01	CWT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined by Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders

California Water Service Group (the “Company”) held its Annual Meeting of Stockholders on May 25, 2022 (the “Annual Meeting”). Stockholders acted on the following items of business at the Annual Meeting:

1.	The following nominees for Director were elected to serve until the 2023 Annual Meeting of Stockholders based upon the following votes:

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Gregory E. Aliff	42,585,320	263,326	114,211	4,591,045
Terry P. Bayer	42,634,866	208,768	119,223	4,591,045
Shelly M. Esque	42,436,979	424,756	101,122	4,591,045
Martin A. Kropelnicki	42,599,743	252,964	110,150	4,591,045
Thomas M. Krummel, M.D.	42,085,770	760,466	116,621	4,591,045
Richard P. Magnuson	41,331,606	1,515,966	115,285	4,591,045
Yvonne A. Maldonado, M.D.	42,513,342	350,719	98,796	4,591,045
Scott L. Morris	42,645,663	199,055	118,139	4,591,045
Peter C. Nelson	41,789,966	1,063,709	109,182	4,591,045
Carol M. Pottenger	42,525,650	338,715	98,492	4,591,045
Lester A. Snow	42,392,476	453,254	117,127	4,591,045
Patricia K. Wagner	42,776,882	87,605	98,370	4,591,045

2.	The advisory vote on the compensation paid to the Company’s named executive officers was approved as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
39,361,252	3,402,509	199,096	4,591,045

3.	The appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2022 was ratified as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
46,986,563	387,638	179,701	4,591,045

4.	The amendment to the Company’s Certificate of Incorporation to increase the number of authorized shares of common stock from 68,000,000 to 136,000,000 was approved as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
45,386,831	1,759,124	407,947	4,591,045

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CALIFORNIA WATER SERVICE GROUP

Date: May 26, 2022	By:	/s/ Martin A. Kropelnicki
	Name:	Martin A. Kropelnicki
	Title:	President & Chief Executive Officer